EXHIBIT 10.10

AMENDMENT TO
ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION
AMENDED AND RESTATED
 EMPLOYMENT AGREEMENT WITH EXECUTIVE OFFICER

          This Amendment to the Amended and Restated Employment Agreement (the “Restated Employment Agreement”) entered into as of January 1, 2000 by and between Astoria Federal Savings and Loan Association, a savings association organized and operation under the federal laws of the United States(the “Association”) and Arnold K. Greenberg (the “Executive”) is entered into as of August 15, 2007.

WITNESSETH:

          WHEREAS, the Association and Executive have previously entered into the Restated Employment Agreement which remains in full force and effect; and

          WHEREAS, the Association has realigned its executive management staff; and

          WHEREAS, prior to such realignment the Executive served as Executive Vice President; and

          WHEREAS, following such realignment Executive has agreed to continue to serve as Executive Vice President; and

          WHEREAS, the Board of Directors of the Association has determined that it is in the best interests of the shareholders of the Association to rescind the Association’s mandatory retirement policy for executive officers;

          NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, the Association and Executive hereby agree to amend the Restated Employment Agreement as follows from and after the date hereof:

A)

Section 4. Cash Compensation. of the Restated Employment Agreement is amended to replace the salary set forth in such Section from an initial annual rate of Three Hundred Forty Five Thousand Dollars ($345,000) to an initial annual rate of Four Hundred Eighty Three Thousand Dollars ($483,000) which the Association and Executive acknowledge is Executive’s current rate of annual salary.

B)

Section 9. Termination of Employment with Severance Benefits. and Section 17. Notices. of the Restated Employment Agreement are amended by amending Section 9(b) and Section 17 to provide that the address of Thacher Proffitt & Wood is Two

World Financial Center, New York, New York 10281.

C)	Section 10. Termination without Additional Association Liability. of the Restated Employment Agreement is amended by deleting Section 10(a)(v).

D)	Section 30. Compliance with Section 409A of the Code. is added to the Restated Employment Agreement to state as follows:

Section 30. Compliance with Section 409A of the Code.

In the event that this Agreement is construed to be a non-qualified deferred compensation plan described in section
409A of the Code, the Agreement shall be operated, administered and construed so as to conform to the requirements of section 409A.

E)	The Restated Employment Agreement is in all other respects confirmed and ratified and the Restated Employment Agreement, as amended by this amendment remains in full force and effect.

          IN WITNESS WHEREOF, the Association has caused this Amendment to be executed and Executive has hereunto set his hand, all as the 15th day of August 2007.

Attest:	ASTORIA FEDERAL SAVINGS AND LOAN
ASSOCIATION

/s/ Alan P. Eggleston	By:	/S/ George L. Engelke, Jr.
Alan P. Eggleston	Name: George L. Engelke, Jr.
Title: Chairman and Chief Executive Officer

[Seal]

/S/ Arnold K. Greenberg
Arnold K. Greenberg

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NASSAU	)

          On this 15th day of August 2007, before me, the undersigned, personally appeared George L. Engelke, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/S/ Marygrace Farruggia
Notary Public
Marygrace Farruggia
Notary Public, State of New York
No. 4998931
Qualified in Suffolk County
Commission Expires 7/13/2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NASSAU	)

          On this 15th day of August 2007, before me, the undersigned, personally appeared Arnold K. Greenberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/S/ Marygrace Farruggia
Notary Public
Marygrace Farruggia
Notary Public, State of New York
No. 4998931
Qualified in Suffolk County
Commission Expires 7/13/2010